SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:         September 25, 1997

ADVANTA Home Equity Loan Trust 1997-1

New York                    33-99510                      33-0756430

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                 Other Events

Information relating to the distributions to Certificate holders for the August, 1997 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                 Financial Statements, Exhibits

        Exhibit No.                     Exhibit

                     1. Monthly Report for the August,1997 Monthly Period
                        relating to the Home Equity Loan Pass-Through Certificates Series 1997-1, Class A issued by the ADVANTA Home Equity Loan Trust 1997-1.


                                        EXHIBIT INDEX

Exhibit

   1.   Monthly Report for the August, 1997 Monthly
        Period relating to the Home Equity Loan Pass-Through
        Certificates, Series 1997-1, Class A issued by the
        ADVANTA Home Equity Loan Trust 1997-1.





                                        SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1997-1

BY:     ADVANTA Mortgage Corp., USA




BY:     /s/ William P. Garland
        William P. Garland
        Senior Vice President
        Loan Service Administration



30-Sep-97

                                        EXHIBIT 1


        ADVANTA Mortgage Loan Trust 1997-1

                   Statement to Certificateholders

        Original        Prior
        Face            Principal
Class   Value           Balance         Interest        Principal      Total
A-1       141,000,000.00  112,485,760.70         642,106    6,439,294.1      7,081,400.36
A-2         82,000,000.0    82,000,000.0         485,166                        485,166.67
A-3         11,500,000.0    11,500,000.0           70,91                          70,916.67
A-4         34,015,000.0    34,015,000.0         216,845                        216,845.63
A-5         29,835,000.0    29,835,000.0         182,739                        182,739.38
A-6       168,000,000.00  149,282,365.10         748,796    3,246,595.3      3,995,391.52
M-1F        10,200,000.0    10,200,000.0           65,02                          65,025.00
M-1A        12,600,000.0    12,600,000.0           64,93                          64,937.25
M-2F        22,100,000.0    22,100,000.0         143,650                        143,650.00
M-2A        10,500,000.0    10,500,000.0           55,65                          55,651.46
B-1F          9,350,000.      9,350,000.           63,50                          63,502.08
B-1A        18,900,000.0    18,900,000.0         107,008                        107,008.13
R                                                                                              -

Totals    550,000,000.00  502,768,125.80      2,846,344.    9,685,889.4    12,532,234.15

                                        Current         Pass-Through
        Realized        Deferred        Principal       Rates
Class   Losses          Interest        Balance         Current        Next
A-1                                       106,046,466.56      6.850000%       6.850000%
A-2                                         82,000,000.0      7.100000%       7.100000%
A-3                                         11,500,000.0      7.400000%       7.400000%
A-4                                         34,015,000.0      7.650000%       7.650000%
A-5                                         29,835,000.0      7.350000%       7.350000%
A-6                                       146,035,769.78      5.825000%       5.887500%
M-1F                                        10,200,000.0      7.650000%       7.650000%
M-1A                                        12,600,000.0      5.985000%       6.047500%
M-2F                                        22,100,000.0      7.800000%       7.800000%
M-2A                                        10,500,000.0      6.155000%       6.217500%
B-1F                                          9,350,000.      8.150000%       8.150000%
B-1A                                        18,900,000.0      6.575000%       6.637500%
R                                                             0.000000%       0.000000%

Totals                                    493,082,236.34

                        Prior                                                          Current
                        Principal                                                      Principal
Class   CUSIP           Balance         Interest        Principal      Total           Balance
A-1        00755WCR5          797.771352        4.553945      45.668753       50.222698       752.1026
A-2        00755WCS3                1000        5.916667              0        5.916667           1000
A-3        00755WCT1                1000        6.166667              0        6.166667           1000
A-4        00755WCU8                1000           6.375              0           6.375           1000
A-5        00755WCV6                1000           6.125              0           6.125           1000
A-6        00755WC27          888.585507         4.45712      19.324972       23.782092     869.260534
M-1F       00755WCW4                1000           6.375              0           6.375           1000
M-1A       00755WDA1                1000         5.15375              0         5.15375           1000
M-2F       00755WCX2                1000             6.5              0             6.5           1000
M-2A       00755WDB9                1000        5.300139              0        5.300139           1000
B-1F       00755WCY0                1000        6.791666              0        6.791666           1000
B-1A       00755WDC7                1000        5.661806              0        5.661806           1000
R          AM9701112                   0               0              0               0              0

Delinquent Loan Information:
                                                        90+ Days       Loans           Loans
                        30-59           60-89           excldg f/c,REO in              in
                        Days            Days            & Bkrptcy      REO             Foreclosure
Group 1 Principal Balanc    11,139,704.5      2,610,200.    1,106,794.5           35,62    3,901,335.3
        % of Pool Balanc        3.58708%        0.84051%       0.35640%        0.01147%       1.25626%
        Number of Loans              203              48             23               1             56
        % of Loans              3.87331%        0.91586%       0.43885%        0.01908%       1.06850%
Group 2 Principal Balanc      6,274,480.      3,247,158.       839,267.                    6,583,039.2
        % of Pool Balanc        3.24078%        1.67716%       0.43348%        0.00000%       3.40015%
        Number of Loans               65              29             10               0             62
        % of Loans              3.50593%        1.56419%       0.53937%        0.00000%       3.34412%

                                        Loans in Bankrup       Group 1         1,523,915.68
                                                               Group 2         1,727,037.19
                                                                               3,250,952.87

General Mortgage Loan Information:
                                                            Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                  316,133,132.    196,129,562.   512,262,694.
Principal Reduction                                           5,548,099        2,519,23      8,067,338
Ending Aggregate Mortgage Loan Balance                   #############   193,610,323.26 #############

Beginning Aggregate Mortgage Loan Count                            5323            1876           7199
Ending Aggregate Mortgage Loan Count                               5241            1854           7095

Current Weighted Average Coupon Rate                         10.964741%      10.908019%     10.943024%
Next Weighted Average Coupon Rate                            10.956413%      10.920076%     10.942459%

Mortgage Loan Principal Reduction Information:
                                                            Group I        Group II         Total
Scheduled Principal                                              429,66           156,2         585,91
Curtailments
Prepayments                                                   4,977,068        2,362,98      7,340,056
Repurchases/Substitutions                                        126,36                         126,36
Liquidation Proceeds                                               48,9                           48,9
Other Principal

Less: Realized Losses                                              33,9                           33,9
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                     5,548,099        2,519,23      8,067,338

Servicer Information:
                                                            Group I        Group II         Total
Accrued Servicing Fee for the Current Period                     100,38            59,5         159,89
Less: Amounts to Cover Interest Shortfalls                          2,2                            2,2
Less: Delinquent Service Fees                                      31,3            22,2           53,5
Collected Servicing Fees for Current Period:                       66,7            37,2         104,08

Advanced Principal                                                 40,7              9,           50,7
Advanced Interest                                                697,50           495,1      1,192,671

                        Other           Subordination
        Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
        Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class   Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1             4,977,06           175,3           891,1
A-2
A-3
A-4
A-5
A-6             2,362,98                           727,3
M-1F
M-1A
M-2F
M-2A
B-1F
B-1A
R

Total           7,340,05           175,3        1,618,55

                                             Prior                         Current         Target
             Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
          Trigger Even    Enhancement     Teralization     Principal     Teralization   Teralization
            Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I        No             13.411642%        4,647,37         891,19        5,538,56      9,010,000
Group II       No             21.693058%        4,847,19         727,35        5,574,55      8,400,000

Total                                           9,494,56      1,618,551      11,113,119    17,410,000.

TOTAL AVAILABLE FUNDS:
        Current Interest Collected:                         3,424,674.15

        Principal Collected:                                7,875,258.33

        Insurance Proceeds Received:                                          -

        Net Liquidation Proceeds:                                15,529.72

        Delinquency Advances on Mortgage Interest:          1,192,671.82

        Delinquency Advances on Mortgage Principal               50,712.83

        Substitution Amounts:                                  126,367.25

        Trust Termination Proceeds:                                           -

        Investment Earnings on Certificate Account:              10,654.75

        Capitalized Interest Requirement:                                     -

        Pre-Funding Account:                                  N/A

        Sum of the Above Amounts:                                          12,695,868.85

LESS:

        Servicing Fees (including PPIS):                       159,899.45

        Dealer Reserve:                                                       -

        Trustee Fees:                                              3,735.25

        Insurance Premiums:                                   N/A

        Reimbursement of Delinquency Advances:                                -

        Reimbursements of Servicing Advances:                                 -

        Total Reductions to Available Funds Amount:                             163,634.70

        Total Available Funds:                                                           12,532,234.15